UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2006
RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (503) 615-1100
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

EXPLANATORY NOTE
RadiSys Corporation (“RadiSys”) hereby amends and supplements Item 9.01 of its Current Report on 8-K (File No. 000-26844) filed on September 1, 2006 to include the financial statements of Convedia Corporation, the business acquired, and the unaudited pro forma financial information required by Item 9.01.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

The following audited consolidated financial statements of Convedia Corporation as of March 31, 2006 and for the year then ended are filed as Exhibit 99.1 and incorporated herein by this reference:
The following unaudited interim condensed consolidated financial statements of Convedia Corporation as of June 30, 2006 and for the three month period ended June 30, 2006 and 2005 are filed as Exhibit 99.2 and incorporated herein by this reference:

Page
Interim Condensed Consolidated Balance Sheet as of June 30, 2006 (unaudited)	F-21
Interim Condensed Consolidated Statements of Loss for the three months ended June 30, 2006 and 2005 (unaudited)	F-22
Interim Condensed Consolidated Statements of Cash Flows for the three months ended June 30, 2006 and 2005 (unaudited)	F-23
Interim Condensed Consolidated Statements of Loss for the three months ended June 30, 2006 and 2005 (unaudited)	F-22
Notes to the Condensed Consolidated Financial Statements as of and for the three months ended June 30, 2006	F-24
(b)	Pro forma financial information.

The following unaudited pro forma combined financial information with respect to the transaction is furnished as Exhibit 99.3 and incorporated herein by this reference:

(d)	Exhibits.

Exhibit
No.	Description
2.1	Arrangement Agreement among RadiSys Corporation, Convedia Corporation and RadiSys Canada Inc., effective as of July 26, 2006. (previously filed)

10.1	RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.2	Form of Notice of Option Grant for United States employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.3	Form of Notice of Option Grant for Canada employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.4	Form of Notice of Option Grant for international employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.5	Form of Notice of Option Grant for China employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.6	Form of Restricted Stock Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.7	Form of Restricted Stock Unit Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Convedia Corporation as of March 31, 2006 and for the year ended March 31, 2006

99.2	Unaudited interim condensed consolidated financial statements of Convedia Corporation as of June 30, 2006 and for the three months ended June 30, 2006 and 2005

99.3	Unaudited pro forma combined financial information as of June 30, 2006 and the year ended December 31, 2005 and the six months ended June 30, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
an Oregon corporation

Date: September 26, 2006	By:	/s/ Brian Bronson

Name: Brian Bronson
Title: VP of Finance and Business Development

EXHIBIT INDEX

Exhibit
No.	Description
2.1	Arrangement Agreement among RadiSys Corporation, Convedia Corporation and RadiSys Canada Inc., effective as of July 26, 2006. (previously filed)

10.1	RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.2	Form of Notice of Option Grant for United States employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.3	Form of Notice of Option Grant for Canada employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.4	Form of Notice of Option Grant for international employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.5	Form of Notice of Option Grant for China employees for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.6	Form of Restricted Stock Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

10.7	Form of Restricted Stock Unit Grant Agreement for RadiSys Corporation Stock Plan for Convedia Employees. (previously filed)

23.1	Consent of Independent Auditors

99.1	Audited consolidated financial statements of Convedia Corporation as of March 31, 2006 and for the year ended March 31, 2006

99.2	Unaudited interim condensed consolidated financial statements of Convedia Corporation as of June 30, 2006 and for the three month period ended June 30, 2006 and 2005

99.3	Unaudited pro forma combined financial information as of June 30, 2006 and the year ended December 31, 2005 and the six months ended June 30, 2006